Exhibit 32

CERTIFICATION OF CEO AND CFO PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Travelport Worldwide Limited (the “Company”) on Form 10-Q for the quarter ended March 31, 2019, as filed with the Securities and Exchange Commission on the date hereof  (the “Report”), Gordon Wilson, as Chief Executive Officer of the Company, and Bernard Bot, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2019	/s/ GORDON WILSON
Gordon Wilson
Chief Executive Officer

Date: May 10, 2019	/s/ BERNARD BOT
Bernard Bot
Executive Vice President and
Chief Financial Officer